UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2012

World Energy Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34289	04-3474959
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Front Street Worcester, Massachusetts		01608
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (508) 459-8100

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On October 3, 2012, World Energy Solutions, Inc. (the “Company”) acquired substantially all of the assets and certain obligations of Northeast Energy Partners, LLC (“NEP”) pursuant to an Asset Purchase Agreement (the “Asset Purchase Agreement”) between the Company, NEP, and its members. NEP is a Connecticut based energy management and procurement company. The purchase price is approximately $7.9 million in cash and a $2.0 million Promissory Note with NEP (the “NEP Note”). The NEP Note bears interest at 4% with $1.5 million of principal plus interest due on October 1, 2013 and the remaining $500,000 of principal plus interest due April 1, 2014. NEP may also earn up to an additional $3,180,000 in cash and shares, with up to $2.5 million in cash, and 153,153 in shares based on achieving certain 12-month revenue and earnings before interest, taxes, depreciation and amortization (EBITDA) targets, as defined. The NEP Note is unsecured and subordinated to financing with Silicon Valley Bank (“SVB”). A press release describing the acquisition is attached as Exhibit 99.1.

On October 3, 2012, the Company, together with its wholly-owned subsidiary, World Energy Securities Corp., entered into a Fourth Loan Modification Agreement (the “Fourth Modification Agreement”) with SVB, which modifies a Loan and Security Agreement between the Company and SVB dated September 8, 2008. SVB has increased the Company’s borrowing capability to $9 million, including a $6.5 million term loan (the “Term Loan”), bearing interest at prime plus 2.75% (currently 6%), that replaces the Company’s prior $2.5 million term loan. The Term Loan is interest only for the first three months followed by 39 equal principal payments commencing on January 1, 2013. In addition, the Company will continue to maintain a $2.5 million line of credit with SVB, which has been extended to March 14, 2014. No borrowings have been made under the line-of-credit to date. Terms of the loan modification are substantially the same as under the previous facility.

On October 3, 3012, the Company entered into a Note Purchase Agreement with Massachusetts Capital Resource Company (“MCRC”), in which the Company entered into an 8-year, $4 million Subordinated Note due 2020 with MCRC (the “MCRC Note”). The MCRC Note bears interest at 10.5% and is interest only for the first four years followed by 48 equal principal payments commencing October 31, 2016. The Company must pay a premium of 5% of the total principal outstanding if it prepays the MCRC Note before October 1, 2013, a 3% premium if it prepays the MCRC Note before October 1, 2014, and a 1% premium if it prepays the MCRC Note before October 1, 2015.

The foregoing description of the Asset Purchase Agreement, the NEP Note, the Subordination Agreement, the Fourth Loan Modification Agreement, the Note Purchase Agreement and the MCRC Note does not purport to be complete and is qualified in its entirety by reference to the full text of such documents attached to this Form 8-K as Exhibits 2.1, 4.1, 10.3, 10.1, 10.2 and 4.3 respectively, and incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets

The Company refers to Item 1.01 above, “Entry into a Material Definitive Agreement,” and incorporates the contents of that section herein, as if fully set forth under this Section 2.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The Company’s discussion under Item 1.01 of this Current Report is hereby incorporated by this reference.

Item 3.02.	Unregistered Sales of Equity Securities

The Company refers to Item 1.01 above, “Entry into a Material Definitive Agreement,” and incorporates the contents of that section herein, as if fully set forth under this Section 3.02. Pursuant to the Asset Purchase Agreement, NEP may be paid an earn-out which includes up to 153,153 in shares, which, if earned in full, would equal less than 1% of the current issued and outstanding shares of common stock of the Company.

Pursuant to the Fourth Loan Modification with SVB, the Company granted to SVB a 7-year Warrant for the purchase of 45,045 shares of common stock of the Company, with a conversion price of $4.44 per share (the “Warrant”), which, if converted immediately would equal approximately 1% of the current issued and outstanding shares of common stock of the Company.

The issuances of the equity securities described herein was exempt from registration pursuant to the exemption contained in Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D, inasmuch as it was not a public offering since no general solicitation or advertising of any kind was used in connection with the issuances and there was only limited accredited investors.

The foregoing description of the Asset Purchase Agreement and the Warrant do not purport to be complete and is qualified in its entirety by reference to the full text of such documents attached to this Form 8-K as Exhibits 2.1 and 4.1 respectively, and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements required to be filed by Item 9.01(a) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b) Financial Statements of Business Acquired.

The financial statements required to be filed by Item 9.01(b) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d) Exhibits

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD ENERGY SOLUTIONS, INC.

Date: October 4, 2012	By:	/s/ James Parslow
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

2.1	Asset Purchase Agreement by and among World Energy Solutions, Inc., Northeast Energy Partners, LLC, and its Members dated October 3, 2012

4.1	Promissory Note dated October 3, 2012 by World Energy Solutions, Inc. for the benefit of Northeast Energy Partners, LLC

4.2	Warrant to Purchase Stock between World Energy Solutions, Inc. and Silicon Valley Bank

4.3	Subordinated Note Due 2020 by World Energy Solutions, Inc. for the benefit of Massachusetts Capital Resource Company

10.1	Fourth Loan Modification Agreement, dated October 3, 2012 to Loan and Security Agreement with Silicon Valley Bank

10.2	Note Purchase Agreement dated October 3, 2012 between World Energy Solutions, Inc. and Massachusetts Capital Resource Company

10.3	Subordination Agreement with Northeast Energy Partners, LLC and Silicon Valley Bank dated October 3, 2012

99.1	Press Release dated October 4, 2012